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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 27, 2000



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


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
            DELAWARE                                     94-3121462
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)
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                2033 Gateway Place, Suite 600, San Jose, CA 95110
              (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500

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ITEM 5. OTHER EVENTS

     On January 27, 2000, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Celtrix Acquiror, Insmed Pharmaceuticals, Receives Commitment for $34.5 Million Private Placement. Further details regarding this announcement are contained in the Company's news release dated January 27, 2000, attached as exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  EXHIBITS

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          Exhibit 21     Celtrix Pharmaceuticals, Inc. News Release dated
                         January 27, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date: January 27, 2000              By: /s/ DONALD D. HUFFMAN
                                       -----------------------------------------
                                       Donald D. Huffman
                                       Vice President, Finance & Administration
                                       Chief Financial Officer
                                       (Duly authorized principal financial and
                                       accounting officer.)

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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


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Exhibit Number
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  Exhibit 21   Celtrix Pharmaceuticals, Inc. Press Release dated January 27, 2000.
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